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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2001


                          COLUMBIA BANKING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


                                   WASHINGTON
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                 (State or other jurisdiction of incorporation)



       0-20288                                             91-1422237
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(Commission File Number)                       (IRS Employer Identification No.)


                                  1301 A STREET
                                TACOMA, WA 98402
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               (Address of principal executive offices) (Zip Code)


                                 (253) 305-1900
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              (Registrant's telephone number, including area code)












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
                                    FORM 8-K

                          COLUMBIA BANKING SYSTEM, INC.
                               TACOMA, WASHINGTON

                                NOVEMBER 27, 2001


ITEM 5.  OTHER EVENTS
---------------------

Columbia Banking System, Inc. announced today that it has completed its stock repurchase program originally announced on August 9, 2001.

A copy of Columbia's News Release containing the announcement is attached as an exhibit to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
(a)      Financial statements - not applicable

(b)      Pro forma financial information - not applicable

(c) Exhibits: News Release issued by Columbia Banking System, Inc. dated November 27, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COLUMBIA BANKING SYSTEM, INC.


Date: November 27, 2001                          By: /s/ J. James Gallagher
                                                     --------------------------
                                                     J. James Gallagher
                                                     Chief Executive Officer






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